Exhibit 32.4

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Frederick G. Silny, Senior Vice President and Chief Financial Officer of Guess?, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•                            the Quarterly Report on Form 10-Q of the Company for the period ended June 28, 2002, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                            the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2003	/s/ Frederick G. Silny
Frederick G. Silny Senior Vice President and Chief Financial Officer